CitiFunds Trust I

On Behalf of

Smith Barney Emerging Markets Equity Fund

SUPPLEMENT DATED JUNE 14, 2005

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 1, 2005, AS AMENDED

The following information supercedes the disclosure in the Prospectus and Statement of Additional Information of Smith Barney Emerging Markets Equity Fund, a series of CitiFunds Trust I. Defined terms have the same meaning as set forth in the Prospectus and Statement of Additional Information.

Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests in companies in at least eight foreign markets and does not invest more than 25% of its assets in any one country.

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